SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                  17-Nov-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE5 Asset Backed Pass-Through Certificates, Series 2003-HE5
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

On 11/17/2003 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 11/17/2003
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                                   Date:
                                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


     Item 7. Monthly Statements and Exhibits
                     Exhibit No.

   1.)    Monthly Distribution Report Dated        17-Nov-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE5 Asset Backed Pass-Through Certificates, Series 2003-HE5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        17-Nov-03

DISTRIBUTION SUMMARY

        Class           Orig Bal       Beg Bal           Prin
         A1            268,000,000  259,170,202.45    5,739,248.27
        A2-A           114,000,000  109,447,203.43    2,775,390.24
        A2-B            69,100,000   68,362,209.87    1,189,177.22
        A-IO            53,800,000   52,200,000.00            0.00
         M1             35,700,000   35,700,000.00            0.00
         M2             33,200,000   33,200,000.00            0.00
         M3             10,200,000   10,200,000.00            0.00
         M4             10,200,000   10,200,000.00            0.00
         M5              8,403,000    8,403,000.00            0.00
          P                    100          100.00            0.00
          X                      0    2,063,099.46            0.00
          R                      0            0.00            0.00
        B-IO            46,000,000   46,000,000.00            0.00
        Total          548,803,100  534,682,715.75    9,703,815.73


        Rate              Int
      1.46000%        346,856.12
      1.48000%        148,483.37
      4.00000%        227,874.03
      4.00000%        174,000.00
      1.87000%         61,195.75
      3.02000%         91,908.67
      3.52000%         32,912.00
      5.62000%         52,547.00
      5.37000%         41,363.77
         N/A          126,232.60
      0.00000%           0.00
      0.00000%           0.00
      3.50000%        134,166.67
      1.12000%       1,437,539.98


        Class             Loss        Total Dist
         A1               N/A       6,086,104.39
        A2-A              N/A       2,923,873.61
        A2-B              N/A       1,417,051.25
        A-IO              N/A        174,000.00
         M1               0.00        61,195.75
         M2               0.00        91,908.67
         M3               0.00        32,912.00
         M4               0.00        52,547.00
         M5               0.00        41,363.77
          P               0.00       126,232.60
          X               N/A           0.00
          R               N/A           0.00
        B-IO              N/A        134,166.67
        Total             0.00      11,141,355.71



      Int Short         End Bal
        0.00         253,430,954.18
        0.00         106,671,813.19
        0.00         67,173,032.65
        0.00         51,200,000.00
        0.00         35,700,000.00
        0.00         33,200,000.00
        0.00         10,200,000.00
        0.00         10,200,000.00
        0.00         8,403,000.00
        0.00            100.00
        0.00         3,993,630.54
        0.00             0.00
        0.00         46,000,000.00
        0.00         524,978,900.02



AMOUNTS PER $1,000 UNIT


        Class            Cusip           Prin
         A1            04541GFH0      21.41511
        A2-A           04541GFJ6      24.34553
        A2-B           04541GFK3       0.00000
        A-IO           04541GFL1      17.20951
         M1            04541GFM9       0.00000
         M2            04541GFN7       0.00000
         M3            04541GFP2       0.00000
         M4            04541GFQ0       0.00000
         M5            04541GFR8       0.00000
          P            04541GFV9       0.00000
          X            04541GFU1       0.00000
          R            04541GFW7       0.00000
        B-IO           04541GFT4       0.00000


         Int             Total
      1.29424          22.70934
      1.30249          25.64801
      3.29774          20.50725
      3.23420           3.23420
      1.71417           1.71417
      2.76833           2.76833
      3.22667           3.22667
      5.15167           5.15167
      4.92250           4.92250
   1262326.00000     1262326.00000
      0.00000           0.00000
      0.00000           0.00000
      2.91667           2.91667
      0.00000           0.00000

                        Interest
                     Carry-forward
        Class            Amount        End Bal
         A1             0.00000       945.63789
        A2-A            0.00000       935.71766
        A2-B            0.00000       972.11335
        A-IO            0.00000       951.67286
         M1             0.00000      1000.00000
         M2             0.00000      1000.00000
         M3             0.00000      1000.00000
         M4             0.00000      1000.00000
         M5             0.00000      1000.00000
          P             0.00000      1000.00000
          X             0.00000        0.00000
          R             0.00000        0.00000

                                   GROUP 1         GROUP 2         GROUP 3
(i) Principal Distributions:       319,066,612.98  134,148,524.10  83,530,678.14
 Beginning Balance                 254,689.68      112,713.73      73,870.00
Scheduled Principal                3,335,752.14    1,911,106.49    878,725.69
Prepayments (Includes Curtailments)0.00            0.00            0.00
Net Liquidation Proceeds           1,007,008.48    199,418.45      0.00
Loan Purchase Prices               0.00            0.00            0.00
Total Principal Remittance         4,597,450.30    2,223,238.67    952,595.69
Net Realized Losses                0.00            0.00            0.00
 Ending Balance                    314,469,162.68  131,925,285.43  82,578,082.45
 Ending Count                      2,170           760             688

(ii) Aggregate Ending Collateral Balance           528,972,530.56

(iii) Ending Overcollateralization Amount          3,993,630.54

(iv) Number of Liquidated Loans                    0.00

(v) Interest Distributions:
Sched Interest  - Net of Servicing 1,884,291.53    787,054.72      597,379.62
Less Relief Act Interest Shortfall 0.00            0.00            0.00
Less Net Prepay. Interest Shortfall0.00            0.00            0.00
                                   1,884,291.53    787,054.72      597,379.62

(vi) Servicing Fee                                 223,644.19

(vii) Advances                                     2,135,901.88
 Outstanding Advances as of end of prior month     2,620,503.57
(ix) Delinquency Information

                     30-59 days delinquent         60-89 days delinquent
                         Count         Balance          Count      Balance
 Group 1                  33         3,913,851.20        17        2,493,589.07
 Group 2                  11         1,414,080.56         1        32,805.61
 Group 3                  24         2,367,447.98        12        1,057,014.69
 Total                    68         7,695,379.74        30        3,583,409.37

                     90 or more days delinquent
                         Count         Balance
 Group 1                   1          35,916.80
 Group 2                   0             0.00
 Group 3                   0             0.00
 Total                     1          35,916.80
 *Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                     Outstanding Loans               Foreclosure
                         Count         Balance          Count      Balance
Group 1                  2,170      314,469,162.68        9        803,237.04
Group 2                   760       131,925,285.43        1        64,861.59
Group 3                   688       82,578,082.45         0        0.00
Total                    3,618      528,972,530.56       10        868,098.63

                       Bankruptcy                        REO
                         Count         Balance          Count      Balance
Group 1                    6          626,164.91          0        0.00
Group 2                    4          200,989.25          0        0.00
Group 3                    1          105,191.02          0        0.00
Total                     11          932,345.18          0        0.00



Interest Shortfall   Total         Realized        Prepayment
                     Unpaid        Losses          Interest
                                                   Shortfall
Class A-1                 0.00           0.00            0.00
Class A-2A                0.00           0.00            0.00
Class A-2B                0.00           0.00            0.00
Class A-IO                0.00           0.00            0.00
Class M-1                 0.00           0.00            0.00
Class M-2                 0.00           0.00            0.00
Class M-3                 0.00           0.00            0.00
Class M-4                 0.00           0.00            0.00
Class M-5                 0.00           0.00            0.00
Class B-IO                0.00           0.00            0.00
Class X                   0.00           0.00            0.00
TOTAL                     0.00           0.00            0.00

                     Relief Act    Net
                     Interest      WAC Rate
                     Shortfall     Carryover
Class A-1                 0.00           0.00
Class A-2A                0.00           0.00
Class A-2B                0.00           0.00
Class A-IO                0.00           0.00
Class M-1                 0.00           0.00
Class M-2                 0.00           0.00
Class M-3                 0.00           0.00
Class M-4                 0.00           0.00
Class M-5                 0.00           0.00
Class B-IO                0.00           0.00
Class X                   0.00           0.00
TOTAL                     0.00           0.00

(x) Number of Loans for which Prepayment Premiums were collected   28
No. of Loans for which Prepayment Premiums were scheduled          25
Balance of Loans for which Prepayment Premiums were collected      3,868,725.00
Current amount of Prepayment Premiums                              126,232.60

(xi) Realized Losses incurred during the related Due Period        0.00
 Cumulative Realized Losses since Startup Day                      0.00

(xii) Weighted Average Term to Maturity of Mortgage Loans          337
 Weighted Average Gross Coupon of Mortgage Loans                   7.80787%
 Weighted Average Net Coupon of Mortgage Loans                     7.30787%




(xiii) Aggregate number of Mortgage Loans in the po          3,618

(xiv) Overcollateralization Target Amount            13,172,230.21

(xv) Credit Enhancement Percentage                        19.22531%

(xvi) Overcollateralization Increase Amount           1,930,531.07

(xvii) Overcollateralization Release Amount                   0.00

(xviii) Overcollateralization Deficiency Amount       9,178,599.68

(xix) Excess Overcollateralized Amount                        0.00

(xx) Payment from Yield Maintenance Agreement                 0.00

(xxi) Net Monthly Excess Cash Flow                    1,930,531.07

(xxii) Extra Ordinary Trust Fund Expenses                     0.00

(xxiii) Trigger Event Occurence                                  NO

(xxiv) Step Down Date Occurred                                   NO

(xxv) Class A-IO Net WAC Rate                              7.24776%

(xxvi) Class B-IO Cap Rate                                 6.85875%

(xxvii) Available Distribution Amount                11,168,243.13

(xxviii) Deposit to Net WAC Reserve Fund                      0.00


                     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE5 Asset Backed Pass-Through Certificates, Series 2003-HE5


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee